Ordinary Shares	6 Months Ended
Dec. 31, 2011
Ordinary Shares [Abstract]
Ordinary Shares [Text Block]

Note 8 — Ordinary Shares

On July 29, 2010, in connection with the formation of the Company, the Company issued 3,066,667 Initial Ordinary Shares to the Ziegler Asset Partners Trust, an affiliate of Mr. Ziegler, the Company’s chairman of the board and chief executive officer, for an aggregate of $25,000 in cash, in a private placement. In August 2010, Ziegler Asset Partners Trust entered into an agreement to transfer an aggregate of 406,334 Initial Ordinary Shares for nominal consideration to Mr. Nader, the Company’s executive vice president, Mr. Chenoweth, the Company’s then executive vice president, Mr. Streeter, the Company’s chief financial officer and executive vice president, Prof. Zimmer, a director of the Company, and Mr. O’Brien, a director of the Company. Subsequently, on November 15, 2010, the Company redeemed from its Initial Shareholders, at nominal cost to the Company, an aggregate of 613,334 of such Initial Ordinary Shares, that the Company has cancelled.

On December 1, 2010, the Company redeemed, from its Initial Shareholders, at a nominal cost to the Company, an aggregate of 320,000 Initial Ordinary Shares as a result of the underwriters’ decision not to exercise the Over-Allotment Option. The Company redeemed these Initial Ordinary Shares in order to maintain the Initial Shareholders’ collective 25% ownership interest in the Company’s Ordinary Shares after giving effect to the Offering and the non-exercise of the underwriters’ over-allotment option.